UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2014
Consolidated-Tomoka Land Co.
(Exact name of registrant as specified in its charter)
Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters
On October 22, 2014, Consolidated-Tomoka Land Co., a Florida corporation (NYSE MKT: CTO) (the "Company"), issued a press release relating to the resignation of Linda Crisp as Corporate Secretary, effective as of October 22, 2014, and a retirement date from the Company of December 31, 2014.  The Company also announced the appointment of Daniel E. Smith as the Company's Senior Vice President, Corporate Counsel and Corporate Secretary.  A copy of the press release is furnished as an exhibit to this report.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press Release dated October 22, 2014
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED-TOMOKA LAND CO.
Date: October 28, 2014	/s/ Mark E. Patten
Mark E. Patten, Senior Vice President and Chief Financial Officer